                                  Exhibit 24.1

                                POWER OF ATTORNEY

Each person whose signature appears below constitutes and appoints Wayne R. Hellman and/or Louis S. Fisi his attorney-in-fact, with the power of substitution, for him in his capacity as director of Advanced Lighting Technologies, Inc., to sign the Form 10-K Annual Report for the fiscal year ending on June 30, 1998, and any amendments thereto, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may do or cause to be done by virtue hereof.

SIGNATURE                                   TITLE                                       DATE
---------                                   -----                                       ----
/s/ Francis H. Beam                         Director                                    September 28, 1998
-----------------------------
Francis H. Beam

/s/ John R. Buerkle                         Director                                    September 28, 1998
-----------------------------
John R. Buerkle

/s/ Theodore A. Filson                      Director                                    September 28, 1998
-----------------------------
Theodore A. Filson

/s/ Louis S. Fisi                           Director                                    September 28, 1998
-----------------------------
Louis S. Fisi

/s/ Susumu Harada                           Director                                    September 28, 1998
-----------------------------
Susumu Harada

/s/ Wayne R. Hellman                        Director                                    September 28, 1998
-----------------------------
Wayne R. Hellman

/s/ Alan J. Ruud                            Director                                    September 28, 1998
-----------------------------
Alan J. Ruud

/s/ A Gordon Tunstall                       Director                                    September 28, 1998
-----------------------------
A Gordon Tunstall